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                                                                    EXHIBIT 99.2

                               CERTIFICATE OF THE
                           CHIEF FINANCIAL OFFICER OF
                          INDEPENDENT BANK CORPORATION

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350):

I, Robert N. Shuster, Chief Financial Officer of Independent Bank Corporation, certify, to the best of my knowledge and belief, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350) that:

(1)The annual report on Form 10-K for the annual period ended December 31, 2002, which this statement accompanies, fully complies with requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and;

(2)The information contained in this annual report on Form 10-K for the annual period ended December 31, 2002, fairly presents, in all material respects, the financial condition and results of operations of Independent Bank Corporation

                                              INDEPENDENT BANK CORPORATION


Date:  February 24, 2003                      By:   /s/ Robert N. Shuster
                                                 ------------------------
                                                    Robert N. Shuster
                                              Its:  Chief Financial Officer




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